EXHIBIT 10.9


                                ebank.com, Inc.

                    8% Cumulative Convertible Preferred Stock

                                Agency Agreement


                                                             June 18, 2001

ATTKISSON, CARTER & AKERS
3060 Peachtree Road, NW
Suite 1475
Atlanta, Georgia 30305

Dear Sirs:

ebank.com, Inc., a Georgia corporation (the "Company"), hereby confirms its agreement with ATTKISSON CARTER & AKERS (the "Agent"), as follows:

1. General. The Company proposes to offer, through the Agent on a "best efforts basis", up to 100,000 units (the "Maximum Offering") consisting of four shares of 8% cumulative convertible preferred stock (the "Preferred Stock") and a warrant to Purchase two shares of the Company's common stock (the "Common Stock") for $4.00 per share (the "Units") at a price of $10.00 per Unit. The warrants shall terminate on the earlier of five years or 30 days after the Company notifies the holder that the closing price of the Common Stock has equaled or exceeded $5.50 per share for 20 consecutive days. One share of Preferred Stock will be convertible into one share of Common Stock. In addition, the Company may require conversion of the Preferred Stock when the closing price of the Common Stock equals or exceeds $10.00 per share for 15 consecutive trading days. The Company will file a registration statement on Form SB-2 covering the shares of Common Stock issuable upon conversion of the Preferred Stock or the exercise of the warrant within 60 days of the termination of the offering and will use its best efforts to have the registration statement declared effective as soon as practicable thereafter. In addition, the Company will grant "piggy-back" registration rights for the six months following the Closing. The investors and the Agent will agree to a lock-up period restricting the resale of the common stock registered on the Form SB-2 to the following schedule: no more than 50% of the shares during the 120 day period following the termination of the offering and an additional 50% of the shares on the 180th day following the termination of the offering. The lock-up period will expire in accordance with the foregoing schedule whether or not the registration statement has become effective. The Company and the investors will enter into a registration rights agreement containing terms and conditions customary for such agreements consistent with the terms hereof.


         On terms and conditions specified in this Agency Agreement (the "Agreement"), the Agent, for the compensation specified below, will provide the services specified in this Agreement to assist the Company in the Offering.

2.       The Offering

2.1 Services to be Rendered. Subject to the terms and conditions hereof and upon the basis of the representations, warranties and agreements herein set forth, the Company hereby appoints the Agent as its agent to sell the Units on a best efforts basis. The Agent hereby accepts such appointment and agrees to use its best efforts to find purchasers for the Units. The Company and the Agent agree that the Units shall be offered in a private offering solely to qualified accredited investors in compliance with Section 4(2) of the Securities Act of 1933 (the "Securities Act") and other federal and state securities laws.

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2.2               Exclusive Engagement. The Company shall not engage any
                  other person other than the Agent to solicit offers or sales of Units during the Offering Period (as such term is herein defined). However, the Company may in its sole discretion terminate this Agreement after 45 days from the date hereof. The agent will be reimbursed only for actual out of pocket expenses in the event the offering is terminated.

2.3 Compensation. The Company agrees to pay to the Agent for the Agent's services in connection with the Offering a commission equal to 10% of the sales price for each Unit sold by the Agent in the Offering. Except for units purchased by William C. Drakeford, Stevie Duncan, and Tommy Duncan, no commissions are payable on Units sold to directors and officers of the Company or on Units sold to investors who are located by the directors or officers of the Company and who purchase at least $50,000 of Units. A commission equal to 10% of the sale price is payable to the Agent for Units sold to investors located by the directors and officers and who purchase less than $50,000 of Units. The Company from time to time will provide the Agent with a written list of potential investors identified by the directors and officers..

2.4 Payment of Expenses. The Company will pay all expenses in connection with the Offering including, but not limited to, the Company's attorneys' fees, expenses for auditing and accounting services, advertising fees, any NASD filing fees, postage, and document reproduction expenses, and the engraving, issuance, transfer and delivery of certificates for the Stock. The Company's obligation to reimburse legal fees of Agent will be limited to $15,000.

2.5 Blue Sky. The Company contemplates that the Offering will be made in those states listed in Exhibit A attached hereto. The Company shall, at its sole expense, take or cause to be taken all necessary action and shall furnish to whomever the Agent may direct such information as may be required to qualify the Units for sale under the laws of such jurisdictions and any other jurisdictions where the Company may hereafter elect that Units shall be offered and shall continue such qualifications in effect for as long as may be necessary for the distribution of the Units. At the request of the Agent the Company shall cause its counsel to prepare and furnish to the Agent "Blue Sky" memoranda concerning the requirements for qualification of the Units for sale under the law of such jurisdictions, and the Agent shall be entitled to rely on such memoranda in carrying out its obligations under this Agreement.

2.6 Offering Period. The Units will be offered for sale during the period (the "Offering Period") commencing on the date hereof and continuing until the termination of the Offering by the Company or the Agent by written notice.

2.7 Escrow Agreement. During the period of the Offering, the proceeds from the sale of Units shall, upon receipt by the Agent, be promptly placed in a special account with a bank (the "Escrow Agent"), subject to an escrow agreement containing terms and conditions customary for such agreements and consistent with the terms hereof (the "Escrow Agreement").

2.8 Delivery of and Payment for the Unit. Payment for the Units shall be made at one or more closings (a "Closing") to be held at the offices of the Company's counsel (or such other place as the parties hereto may agree), as provided herein. The date of a Closing hereunder is sometimes referred to as a "Closing Date". Payment for the Units sold on behalf of the Company by the Agent shall be made to the Company or to the order of the Company by the Escrow Agent acting upon instructions from the Company and the Agent pursuant to the terms and conditions of the Escrow Agreement, and payment shall be delivered to the Company by the Escrow Agent by one or more certified or official bank checks in next-day funds. Such payment shall be made upon delivery by the Company of the preferred stock certificates and warrant certificates to the Agent, for the respective accounts of the several purchasers of the Units against receipt therefor signed by the Agent. The certificates for the preferred stock and warrants to be delivered at any Closing will be registered in such name or names, and shall be in such denominations, as the Agent may request; provided, however, that such request shall be made no sooner than three
                  (3) business days


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

                  prior to the Closing Date. The certificates representing the preferred stock and warrants will be made available to the Agent for inspection, checking and packaging at the office of the Company's transfer agent and registrar (the "Transfer Agent"), not less than one (1) business day prior to the Closing Date.

 2.9              Closings.

                  (a) From time to time the Agent shall report to the Company on sales by written notice, The Agent's notice to the Company hereunder shall set forth the number of shares of common stock underlying the warrants and number of shares of preferred stock to be delivered to the Agent by the Company against payment therefor by the Escrow Agent. The initial Closing hereunder (the "Initial Closing") shall take place at 10:00 a.m., Atlanta time on the fifth (5th) business day after the date on which the Agent first notifies the Company as provided herein or on such other date and time as agreed to in writing by the parties hereto; provided, however, that the Initial Closing must occur no later than the tenth (10th) business day after such notice is given by the Agent.

                  (b) By notice given in writing at each Closing hereunder, the Company may elect to continue this Agreement until such time as the maximum number of Units as provided herein has been sold, or until July 13, 2001, whichever is earlier; provided, however, that such Units may be sold only in compliance with the terms and conditions of this Agreement and the Private Placement Memorandum.

                  (c) Closing with respect to Units sold pursuant to a continuation of this Agreement pursuant to Section 2.9(b) hereof will occur on such date(s) and time(s) as the parties may agree in writing from time to time.

3. Representations, Warranties and Agreements of the Company. The Company hereby represents and warrants to, and agrees with, the Agent that:

                  (a) The confidential private placement memorandum, including any amendments or supplements thereto (the "Private Placement Memorandum") when made available to prospective purchasers throughout the Offering Period, will comply in all material respects with federal statutes regulations and policy statements applicable thereto, including, without limitation, the applicable rules, regulations and policy statements of the SEC. At all times during the Offering Period, the Private Placement Memorandum will contain all information including financial statements that are required to be included therein in accordance with applicable regulations (including interpretations thereof), and policy statements of the SEC and the Private Placement Memorandum will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representations or warranties are made to the Agent with respect to statements or omissions made in reliance upon, or in conformity with, written information furnished to the Company with respect to the Agent, by the Agent, or on its behalf expressly for use in the Private Placement Memorandum.

                  (b) The Company is, and at all times during the Offering Period will be, a corporation duly incorporated and organized and is, and will be, validly existing and in good standing under the laws of the State of Georgia. The Company has, and at all times during the Offering Period will have, full power and authority to own or lease all of its properties and conduct all of its business as described in the Private Placement Memorandum.


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                  (c)  The Company is, and at all times during the Offering
                       Period will be, duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the ownership or leasing of its properties or the conduct of its business required such qualification.

                  (d) The financial statements contained in the Private Placement Memorandum present fairly and accurately the financial position of the Company as the respective dates thereof and the results of operations of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire periods involved.

                  (e) At all times during the Offering Period except as set forth in or contemplated by the Private Placement Memorandum; (i) the Company will not have incurred and will not incur any material liabilities or obligations, direct or contingent, except for liabilities or obligations entered into in the ordinary course of business, and will not have entered into and will not enter into any material transactions, and (ii) there will have been no, and there will be no, material adverse change, or any development relating to the Company which the Company has cause to believe would involve a prospective material adverse change in or affecting the business, business prospects, general affairs, management, financial position, net worth, results of operations, or properties of the Company, or the value of the assets of the Company.

                  (f) Except as set forth in or contemplated by the Private Placement Memorandum, to the best of its knowledge, the Company does not have and will not have during the Offering Period any material contingent liabilities or obligations.

                  (g)  Except as set forth in the Private Placement
                       Memorandum and the Company's SEC filings, there are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting the Company or its business, business prospects, financial condition, results of operations or properties, or against or affecting any of its principal officers, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling or decision or finding would materially and adversely affect the business, business prospects, financial condition, results of operations, or properties of the Company.

                  (h) At all times during the Offering Period, the Company will have title to all properties and assets described in the Private Placement Memorandum as being owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Private Placement Memorandum or which are not material to the business of the Company. At all times during the Offering Period, the Company will have valid, existing and enforceable leases to the properties and equipment described in the Private Placement Memorandum as being leased by the Company, with such exceptions as are not material and do not materially interfere with the uses made, and proposed to be made, of such properties by the Company.

                  (i) The Company has filed all federal and state income tax returns which are required to be filed by it and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. To the best of its knowledge, all taxes with respect to which the Company is obligated have been paid or adequate accruals have been established to cover any such unpaid taxes.

                  (j) The Company is not, and at all times during the Offering Period will not be, in violation of its articles of incorporation or bylaws, or, except as set forth or contemplated in the


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

                       Private Placement Memorandum, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound, except for the Agreement with Sutro & Co. Incorporated dated December 13, 1999 and June 30, 1999 (collectively, the "Sutro Agreements"), and the Company is not, and at all times during the Offering Period will not be, in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, of which it has knowledge. Neither the Company, nor any employee or agent thereof, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation which payment, receipt or retention of funds is not fully disclosed in the Private Placement Memorandum.

                  (k) At all times during the Offering Period, there will be no document or contract of the character required to be described in the Private Placement Memorandum which is not described as required, and the descriptions in the Private Placement Memorandum are accurate and complete and fairly present the information required to be shown.

                  (l) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Agent was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                  (m) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and will be, upon acceptance by the Agent, a valid and binding agreement of the Company enforceable in accordance with its terms. The performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms or provision of, or constitute a default under the articles of incorporation or the bylaws of the Company, any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence or indebtedness or in any material contract, indenture, mortgage, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except for the Sutro Agreements, or any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, and will not result in the creation or imposition of any lien, charge claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or order of any government, governmental instrumentality or court is required in connection with the execution of this Agreement or the consummation of the transactions contemplated by this Agreement except such as may be required by the NASD or by state regulatory authorities under state securities or blue sky laws in connection with the distribution of the Units or in connection with the Agent's Services hereunder.

                  (n) Except with respect to the proposed public offering in 1999, the proposed private offering in 2000 with Sutro & Co. Incorporated, and the completed offering of 500,00 units with Attkisson Carter & Akers closed on June 5, 2001 (i) the Company has not placed any securities within the last eighteen months; (ii) there have been no material dealings within the last twelve months between the Company and any NASD member or any person related to or associated with any such member, (iii) except as contemplated by this Agreement, no financial or management consulting contracts are outstanding with any other person (iv) there has been no intermediary between the Agent and the Company in connection with the Offering and no person is being compensated in any manner for providing such service.


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


4. Representations, Warranties and Agreements of the Agent. The Agent represents and warrants to, and agrees with the Company that:


                  (a) Any and all information furnished to the Company by the Agent in writing expressly for use in the Private Placement Memorandum will not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) The Agent is registered with the Securities and Exchange Commission as a broker-dealer and is a member in good standing with the National Association of Securities Dealers, Inc. (the "NASD"), and the Agent and all its agents and representatives have or will have required licenses and registrations to perform its obligations under this Agreement, and such registrations, membership and licenses will remain in effect during the term of this Agreement. The Agent agrees that, in performing its obligations under this Agreement, the Agent will comply with all applicable statutes and the rules and regulations of the NASD and any other federal or state governmental agency which are applicable to it. This Agreement has been duly and validly authorized, executed and delivered by the agent and is its valid and binding agreement and obligation.

                  (c) All checks and funds received by the Agent with respect to the subscription price from prospective purchasers in the Offering shall be made payable to the escrow agent and transmitted directly to the Escrow Agent by noon of the next business day after receipt by the Agent. Subscription funds received after the termination of the offering shall be promptly returned to the subscribers for the Units, without interest.

                  (d) The Agent will deliver to the Company the original copies of all subscription documents of prospective purchasers received by the Agent in the Offering, and the Agent will promptly inform the Company of any facts which come to the Agent's attention which would cause a reasonable person to believe that such subscription documents contain any material misstatement or omission.

5. Covenants of the Company. The Company further agrees with and covenants to the Agent as follows:

                  (a) To comply with the "Blue Sky" and other securities laws and regulations of each state in which subscriptions are solicited in the Offering pursuant to the mutual agreement of the Agent and the Company and to assist the Agent in any necessary registration or filings that may be required of the Agent with respect to the Offering, in the states mutually agreed upon by the Agent and the Company. The Company will advise the Agent promptly of the issuance by any state regulatory authority of any stop order or other order suspending the registrations or exemptions therefrom of the Private Placement Memorandum or of the institution of any proceedings for that purpose, will use its best efforts to prevent the issuance of any stop order or other such order, and should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                  (b) To furnish the Agent with such numbers of printed copies of the Private Placement Memorandum, with all amendments, supplements and exhibits thereto, together with subscription materials, as the Agent may reasonable request, and similarly, to furnish the Agent and others designated by the Agent with as many copies of additional sales literature or other materials approved by the Company for use in connection with the Offering as the Agent may reasonably request.


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



                  (c) Promptly to furnish such information and execute and file such documents as may be necessary for the Company to offer and sell the Units in full compliance with applicable state and federal statutes, regulations and policy statements.

                  (d) To advise the Agent promptly if any event known to the Company shall have occurred as a result of which the Private Placement Memorandum in its then current form (including any amendments or supplements thereto) would include an untrue statement of a material fact or omit to stale any material fact necessary in order to make the statements therein, in light of the Circumstances under which they were made, not misleading.

                  (e) To utilize or furnish no sales literature in connection with the Offering, other than the Private Placement Memorandum, unless such other sales literature has been approved by the SEC and the NASD, if necessary, and furnished to the Agent at least ten (10) days prior to its first use and the Agent has failed to object to the contents of, or the proposed use of, such other sales literature.


6. Conditions of the Agent's Obligations. The Agent's obligation to effect the transactions contemplated by this Agreement shall be subject to the continuing accuracy throughout the Offering Period of the representations, warranties and agreements of the Company, the performance by the Company of all of its obligations under this Agreement, and the following further terms and conditions:

                  (a) The Agent shall have received on any Closing Date hereunder the opinion of Nelson Mullins Riley & Scarborough LLP, counsel for the Company, dated as of such Closing Date. Such opinion may be given subject to the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinion to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "Interpretive Standards"), and shall be substantially to the effect that;

                       (i) the Company is a corporation duly organized, validly existing and in good standing, under the laws of the State of Georgia.

                       (ii) the Units to be sold by the Company have been duly authorized and will be, upon issuance and delivery against payment therefor in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable and will not be subject to any preemptive or other rights to subscribe for or purchase Units pursuant to the organizational documents of the Company or, to the best of such counsel's knowledge, otherwise.

                       (iii) the Company's authorized shares consist of
                             10,000,000 shares of common stock, $.01 par value, of which 1,469,250 shares are outstanding and 10,000,000 shares of preferred stock, of which 2,000,000 shares are outstanding. The outstanding shares of the Company's stock have been duly authorized and validly issued, were not issued in violation of any statutory preemptive rights of shareholders, and are fully paid and nonassessable. Except as described in the Private Placement Memorandum, there are no options, subscriptions, warrants, calls, rights or commitments obligating the Company to issue equity securities or acquire its equity securities.

                       (iv) the amounts, terms and designations of the capital stock of the Company conform as to legal matters in all material respects to the description thereof contained in the Private Placement Memorandum under the caption "Description of Capital Stock".


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


                       (v) this Agreement has been duly authorized, executed and delivered by the Company and, when so executed and delivered, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company.

                       (vi) the execution and delivery by Company of this Agreement do not, and if Company were now to perform its obligation under this Agreement such performance would not, result in any: (1) violation of Company's articles or incorporation or bylaws;
                             (2) violation of any existing federal or state constitution, statute, regulation, rule, order, or law to which Company or its assets are subject; (3) breach of or default under any Material Agreements;
                             (4) creation or imposition of a contractual lien or security interest in, on or against its assets under any Material Agreements; or (5) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, Company or its assets are subject.

                       (vii) to the knowledge of such counsel, the Company has
                             all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations, all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Private Placement Memorandum, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

                       (viii)to the knowledge of such counsel, no authorization,
                             consent, approval of or qualification with any federal or state governmental authority is required for the execution, delivery or performance by the Company of this Agreement, except such as have been previously made or obtained, in connection with the distribution of the Units by the Agent, and except those which, if not made or obtained, will not individually or in the aggregate, have a material adverse effect on the Company.

                       (ix) nothing has come to the attention of such counsel to cause such counsel to believe that (except for financial statements, projections, schedules and other financial and statistical information included or incorporated by reference in the Private Placement Memorandum as to which such counsel need not express any opinion) the Private Placement Memorandum contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Private Placement Memorandum as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                       (x) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are not fairly summarized in all material respects in the Private Placement Memorandum or the Company's filings with the SEC, and

                       (xi) after due inquiry, such counsel does not know of any pending or threatened proceeding relating to the revocation or modification of any consent,


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                             authorization, approval, order, certificate or
                             permit necessary to the conduct of the business of the Company.

                       As to questions of fact material to such opinion, counsel may rely on (without independent verification of the accuracy or completeness thereof), the representations and warranties of the Company contained in this Agreement as well as the Material Agreements. The term "Material Agreement", for purposes of such opinion, shall mean each of the agreements which has been filed with the Securities and Exchange Commission as an exhibit (including any document which in lieu of being filed as an exhibit is incorporate by reference or which the Company agrees or has agreed to provide to the Securities and Exchange Commission upon request) to the Company's most recently-filed Annual Report on Form 10-KSB or any subsequently filed report on Form 10-QSB or Form 8-K, pursuant to the requirements of Item 601(b)(10) of SEC Regulation S-B, 17 CFR 228.601(b)(10), as amended.

                  (b) On the Closing Date of any Closing hereunder, the Agent shall have received from the Chief Financial Officer of the Company a letter dated as of such Closing Date, in form and substance satisfactory to the Agent in all respects, concerning the accuracy, to his best knowledge and belief, of the financial information included in the Private Placement Memorandum.

                  (c) At the Closing Date of any Closing hereunder, there shall be furnished to the Agent a certificate, dated as of such Closing Date, signed by the President and Secretary of the Company (collectively the "Officers") in form and substance satisfactory to the Agent (the "Certificate") to the effect that, to their best knowledge and belief:

                       (i) The Officers of the Company have carefully examined the Private Placement Memorandum, and as of the date of such Certificate, the statements in the Private Placement Memorandum are true and correct, and the Private Placement Memorandum does not misstate or omit to state a material fact required to be stated therein or necessary to make the statements therein not untrue or misleading.

                       (ii) The Company has complied with all conditions precedent to the performance of the Agent's obligations under this Agreement.

                       (iii) Each of the representations and warranties of the
                             Company contained in this Agreement was when originally made and is as of the date of such Certificate true and correct.

                       (iv) No order from any regulatory body has been issued and no proceedings have been instituted, or to the knowledge of such Officers contemplated, to prevent the consummation of the Offering.

 7.      Indemnification.

                  (a) The Company will indemnify and hold harmless the Agent, its officers, directors, counsel, representatives and persons who control the Agent within the meaning of the Exchange Act, from and against all losses, claims, damages and liabilities, joint and several, to which any of the aforesaid parties, including the Agent (collectively, the "Agent Parties"), may become subject, under federal or state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or in any Blue Sky application or other document executed by the Company or on its behalf for the purpose of qualifying any or all of the Stock for sale under the securities laws of any jurisdiction, or based upon written information furnished by the Company under the securities laws thereof (any such application, document, or information being hereinafter referred to as a "Blue Sky Application") or
                       (d) the omission to state in the Private Placement Memorandum, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will further reimburse the Agent Parties, and each and every one of them, for any legal or other expenses reasonably incurred by any one or more of the Agent Parties in connection with investigating and defending such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that the subject loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and unconformity with written information furnished to the Company by the Agent specifically for use in the preparation of the subject Private Placement Memorandum, Blue Sky Application, or any amendment or supplement thereto or the Agent's failure to deliver to the investors any amendment or supplement to the Private Placement Memorandum prepared by the Company and timely furnished to the Agent in sufficient quantities to permit delivery to the investors. The indemnity provided for in this
                       Section 7(a) will be in addition to any liability which the Company may otherwise have.

                  (b) The Agent will indemnify and hold harmless the Company, its officers, directors, counsel, representatives and persons who control the Company which the meaning of the Securities Exchange Act of 1934, from and against all losses, claims, damages and liabilities, joint and several, to which any of the aforesaid parties, including the Company (collectively, the "Company Parties"), may become subject, under federal or state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement of material fact contained in the Private Placement Memorandum, any Blue Sky Application, or any amendment or supplement thereto; (ii) the omission to state in the Private Placement Memorandum, any Blue Sky Application, or any amendment or supplement to any of the foregoing, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, in the case of Sections (7)(b)(i) and (7)(b)(ii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon or in conformity with written information furnished to the Company by the Agent specifically for use with reference to the Agent in preparation of the Private Placement Memorandum, any Blue Sky Application, or any supplement or amendment thereto; or (iii) arising out of any misrepresentation by the Agent in this Agreement or any breach of warranty by the Agent with respect to this Agreement. The Agent will further reimburse the Company Parties for legal or other expenses reasonably incurred by the Company Parties in connection with investigating or defending any loss, claim, damage, liability or action under this Section (7)(b). The indemnification provided for in this Section 7(b) shall be in addition to any liability which the Agent may otherwise have.

                  (c) Promptly after receipt by an indemnified party under Section (7)(a) or (7)(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement of the action; but the omission so to notify the indemnified part shall not relieve it from any liability which it may have to an indemnified party otherwise and under such Section. In any case any such action shall be brought against any indemnified person, then it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent it shall wish, jointly with any other indemnifying party similarly notified, the indemnifying party may assume the defense thereof, with counsel satisfactory to such indemnified party (who may also be counsel to the indemnifying party only if the representation of both parties does not constitute a conflict) and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.


8. Survival Clause. The respective indemnities, agreements (including, without limitation, the agreement set forth in Section 7 hereof), representations, warranties and other statements of the Company and the Agent as set forth in this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent, any officer or director of the Agent, or counsel therefor, or the Company or any officer or director of the Company, or counsel therefor, and shall survive any termination of this Agreement and the receipt of any payment for the Units.

9. Notices. All notices under this Agreement shall be in writing and if sent to the Agent shall be mailed, delivered or telecopied to the Agent at the address first provided above, and if sent to the Company shall be mailed or delivered to the Company at its present headquarters address, 2410 Paces Ferry Road, Atlanta, Georgia 30339, Attention:
         James L. Box or to such other address as may be delivered to the Agent from time to time. Any notice shall be deemed to have given when it is received by the party to whom it is addressed.

10. Governing Law. Except to the extent governed by preemptive federal law, this Agreement shall be governed by and construed in accordance with the substantive laws of the State of Georgia.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                             ebank.com, Inc.


                             By:
                                -----------------------------------------

                             Title:
                                   --------------------------------------



         ACCEPTED AND AGREED TO this ____ day of ____________, 2001.



                             ATTKISSON CARTER & AKERS

                             By:
                                -----------------------------------------

                             Title:
                                   --------------------------------------



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


                                    Exhibit A

                                 OFFERING STATES





Georgia





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